
                                                            EXHIBIT 23.1

Consent of Independent Auditors

The Board of Directors
Airgas, Inc.:

We consent to the use of our report included in the Company's annual report on Form 10-K for the year ended March 31, 1998 which has been incorporated herein by reference.


KPMG PEAT MARWICK LLP

Philadelphia, PA
August 5, 1998